SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 17, 2021

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Form 8-K of EnPro Industries, Inc. filed on December 17, 2021 (the “Initial Report”) to include the financial statements of TCFII NxEdge LLC (“NxEdge”), pro forma financial information and the related auditor consent omitted from the Initial Report in reliance on Items 9.01(a)(4) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired

The audited consolidated financial statements of NxEdge and its subsidiaries at and for the nine months ended September 30, 2021, and the related notes thereto, are filed as Exhibit 99.1 and are incorporated by reference herein. The audited consolidated financial statements of NxEdge and its subsidiaries at and for the year ended December 31, 2020, and the related notes thereto, are filed as Exhibit 99.2 and are incorporated by reference herein.

(b)          Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020, and the related notes thereto, are filed as Exhibit 99.3 and are incorporated by reference herein.

(d)	Exhibits

Exhibit 2.1
Purchase and Sale Agreement dated as of November 4, 2021 among TCFII NxEdge Holdings, LLC, TCFII NxEdge LLC and EnPro Holdings, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8‑K filed by EnPro Industries, Inc. on November 5, 2021 (File No. 001-31225))

Exhibit 10.1
Third Amended and Restated Credit Agreement dated as of December 17, 2021 among EnPro Industries, Inc. and EnPro Holdings, Inc., as borrowers, certain foreign subsidiaries of EnPro Industries, Inc. from time to time party thereto, as designated borrowers, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer(incorporated by reference to Exhibit 10.1 to EnPro’s Current Report on Form 8-K filed December 17, 2021 (File No. 001-31225))

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	TCFII NxEdge LLC and subsidiaries audited consolidated financial statements at and for the nine months ended September 30, 2021

Exhibit 99.2	TCFII NxEdge LLC and subsidiaries audited consolidated financial statements at and for the year ended December 31, 2020

Exhibit 99.3	Unaudited pro forma condensed combined financial information

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2022

ENPRO INDUSTRIES, INC.

	By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel and Secretary